UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2019

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                                           Other Events.

The Main Street Capital Corporation (“Main Street”) board of directors approved several minor changes to Main Street’s Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), effective May 10, 2019, including setting the investment date for purchases pursuant to the direct stock purchase feature of the Plan as the 15th calendar day of each month (or the previous trading day if the 15th day is not a trading day). The Plan is designed to provide Main Street’s existing stockholders and interested new investors with a convenient and economical method of purchasing shares of Main Street’s common stock, par value $0.01 per share (the “Common Stock”), and reinvesting all or a percentage of their cash dividends in additional shares of Common Stock.

The above summary is not complete and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 99.1.

On May 10, 2019, Main Street filed with the Securities Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to Main Street’s effective shelf registration statement on Form N-2 (File No. 333-231146), relating to 1,000,000 shares of Common Stock issuable pursuant to the direct stock purchase feature of the Plan.

On May 10, 2019, Dechert LLP delivered its legality opinion with respect to the Common Stock to be issued pursuant to the Prospectus Supplement, which is attached hereto as Exhibit 5.1.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

5.1                                           Opinion of Dechert LLP, dated May 10, 2019

23.1                                    Consent of Dechert LLP (included in Exhibit 5.1)

99.1                                    Dividend Reinvestment and Direct Stock Purchase Plan, effective May 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 10, 2019	By:	/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel